Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 469,840,019.03
Previously Paid Amount	0
Total Fee Amount	71,932.5
Total Offset Amount	0
Net Fee	$ 71,932.5